Class A: GSBFX Class B: GSBBX Class C: GSBCX Institutional: GSBIX Class IR: GKIRX
Before you invest, you may want to review the Goldman Sachs Balanced Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated February 28, 2011, are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial advisor and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 83 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-123 of the Fund’s SAI.
SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Class IR

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%	None	None	None	None
Maximum Deferred Sales Charge (Load)[1] (as a percentage of the lower of original purchase price or sale proceeds)	None	5.0%	1.0%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year
as a percentage of the value of your investment)	Class A	Class B	Class C	Institutional	Class IR

Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None
Other Expenses	0.50%	0.50%	0.50%	0.35%	0.50%

Total Annual Fund Operating Expenses	1.40%	2.15%	2.15%	1.00%	1.15%
Fee Waivers and Expense Limitation[2]	(0.35)%	(0.35)%	(0.35)%	(0.35)%	(0.35)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.05%	1.80%	1.80%	0.65%	0.80%

1	A contingent deferred sales charge (“CDSC”) is imposed on any Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

2	The Investment Adviser has agreed to (i) waive a portion of its Management fee in order to achieve an effective net management rate of 0.55% as an annual percentage rate of average daily net assets of the Fund, and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.064% of the Fund’s average daily net assets. Each arrangement will remain in effect through at least February 28, 2012, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

2 SUMMARY PROSPECTUS — GOLDMAN SACHS BALANCED FUND
EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the management fee waiver and expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$651	$936	$1,242	$2,109
Class B Shares
— Assuming complete redemption at end of period	$683	$939	$1,322	$2,264
— Assuming no redemption	$183	$639	$1,122	$2,264

Class C Shares
— Assuming complete redemption at end of period	$283	$639	$1,122	$2,455
— Assuming no redemption	$183	$639	$1,122	$2,455

Institutional Shares	$66	$284	$518	$1,193

Class IR Shares	$82	$331	$599	$1,366

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2010 was 238% of the average value of its portfolio.
PRINCIPAL STRATEGY
The Fund seeks to achieve growth of capital primarily through equity investments. The Fund seeks to provide current income through investments in fixed income securities (bonds) and high dividend paying stocks. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced investment strategy seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.
The Fund invests, under normal circumstances, between 50% and 70% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity securities. Generally, the Fund makes equity investments in large-cap U.S. issuers (including foreign issuers that are traded in the United States) with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of investment. While the Fund seeks to maintain industry and sector weights that are generally similar to those of the S&P 500® Index, the Fund generally seeks to hold higher dividend paying stocks within those industries and sectors. The Investment Adviser uses proprietary quantitative techniques, including a risk model and a transactions cost model, in managing the Fund’s equity investments.
The Fund invests at least 25% of its Total Assets in senior fixed income securities (i.e., securities that are not subordinated to other securities issued by an issuer). The Fund’s fixed income securities primarily include:
▪	Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises

▪	Securities issued by corporations, banks and other issuers

▪	Mortgage-backed and asset-backed securities

▪	Securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities and foreign corporations or other entities.
The Fund’s fixed income strategy seeks to provide returns relative to a market benchmark, the Barclays Capital Aggregate U.S. Bond Index, while also seeking to provide current income. The Fund’s fixed income approach emphasizes: (i) sector allocation strategies which enable the Investment Adviser to tactically overweight or underweight one sector of the fixed income market versus another; (ii) individual security selection based on identifying relative value; and (iii) strategies based on the Investment Adviser’s expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy. The Fund may invest in bonds rated at least B by Standard & Poor’s Rating Group (“Standard & Poor’s”), or by Moody’s Investors Service, Inc. (“Moody’s”), or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) at the time of investment. The Fund does not maintain a fixed target duration.
The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund may invest up to 20% of its Total Assets (measured at the time of investment) in foreign securities, including up to 15% of its Total Assets in fixed income securities of issuers in countries with emerging markets or economies (“emerging countries”). The Fund may invest up to 25% of its Total Assets (measured at the time of investment) in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s Total Assets.

3 SUMMARY PROSPECTUS — GOLDMAN SACHS BALANCED FUND
PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.
Credit/Default Risk. An issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant NAV deterioration. To the extent that the Fund invests in non-investment grade fixed income securities, these risks will be more pronounced.
Interest Rate Risk. When interest rates increase, fixed income securities held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks will be more pronounced, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Management Risk. The risk that a strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.
PERFORMANCE
The bar chart below and table on the following page provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C and/or Institutional Shares compare to those of broad-based securities market indices. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling 800-621-2550 for Institutional shareholders and 800-526-7384 for all other shareholders.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. Because Class IR Shares did not have a full calendar year of operations as of the date of this Prospectus, the figures shown provide performance for the other shares of the Fund. Class IR Shares would have annual returns substantially similar to those of the other share classes shown because Class IR Shares represent interests in the same portfolio of securities. Annual returns would differ only to the extent Class IR Shares have different expenses.

4 SUMMARY PROSPECTUS — GOLDMAN SACHS BALANCED FUND
AVERAGE ANNUAL TOTAL RETURNS

For the period ended				Since
December 31, 2010	1 Year	5 Years	10 Years	Inception

Class A Shares (Inception 10/12/94)
Returns Before Taxes	7.08%	3.38%	3.05%	6.32%
Returns After Taxes on Distributions	6.36%	2.23%	2.09%	4.84%
Returns After Taxes on Distributions and Sale of Fund Shares	4.92%	2.53%	2.21%	4.73%
S&P 500® Index	15.06%	2.29%	1.41%	8.29%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.83%	6.70%

Class B Shares (Inception 5/1/96)
Returns Before Taxes	7.39%	3.37%	3.00%	5.02%
S&P 500® Index	15.06%	2.29%	1.41%	6.43%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.83%	6.35%

Class C Shares (Inception 8/15/97)
Returns Before Taxes	11.42%	3.78%	2.86%	2.95%
S&P 500® Index	15.06%	2.29%	1.41%	4.13%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.83%	6.13%

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	13.75%	4.98%	4.15%	4.21%
S&P 500® Index	15.06%	2.29%	1.41%	4.13%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.83%	6.13%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C and Institutional Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Katinka Domotorffy, CFA, Chief Investment Officer of Quantitative Investment Strategies, Managing Director, Portfolio Manager, has managed the Fund since 2009; Don Mulvihill, Managing Director, Chief Investment Officer of Quantitative Investment Strategies —Customized Beta Strategies, Portfolio Manager, has managed the Fund since 2006; Monali Vora, CFA, Vice President, Portfolio Manager, has managed the Fund since 2009; James Clark, Co-Head of U.S. Fixed Income, Managing Director, Portfolio Manager, has managed the Fund since 1994; Michael Swell, Co-Head of Global Lead Portfolio Management, Portfolio Manager, Managing Director, has managed the Fund since 2010.
BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR Shares.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.
Class B Shares are generally no longer available for purchase by current or prospective investors.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).
TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.
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